UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

———————————

Form 8-K

———————————

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2016

———————————

STELLAR BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

———————————

British Columbia, Canada	000-54598	N/A
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

332 E. Scott Street

Port Hueneme, California 93041

(Address of Principal Executive Offices) (Zip Code)

(805) 488-2800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

———————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2016, Stellar Biotechnologies, Inc. (the “Company”) entered into Securities Purchase Agreements (the “Securities Purchase Agreements”) with certain institutional investors providing for the issuance and sale by the Company of an aggregate of 1,687,500 of the Company’s common shares, no par value (the “Common Shares”), at a price of $4.00 per share (the “Public Offering Price”) in a registered direct offering (the “Offering”). In a concurrent private placement, the Company agreed to sell to such investors warrants (the “Purchase Warrants”) to purchase up to an aggregate of 1,265,625 Common Shares (the “Warrant Shares”) with an exercise price of $4.50 per share (the “Private Placement”). The closing of the Offering and Private Placement is expected to occur on or about July 6, 2016, subject to the satisfaction of customary closing conditions.

Maxim Group LLC (“Maxim”) is acting as the exclusive placement agent for the Offering and Private Placement under a Placement Agency Agreement, dated June 27, 2016, between Maxim and the Company (the “Placement Agency Agreement”). Upon the closing of the Offering and Private Placement, pursuant to the Placement Agency Agreement, Maxim will receive a placement agent fee equal to 7.0% of the gross proceeds from sales arranged by Maxim (or 3.5% in the case of sales to investors introduced by the Company). In addition, the Placement Agency Agreement provides that, upon the successful completion of the Offering, for a period of 12 months from the date of the closing, the Company grants to Maxim a right of first refusal to act as lead managing underwriter and book runner for any and all future public and private equity and debt offerings during such 12 month period of the Company, or any successor to or any subsidiary of the Company.

The Common Shares are being offered by the Company pursuant to a shelf registration statement on Form S-3 (File No. 333-203595) (the “Registration Statement”), which was declared effective on May 8, 2015 by the Securities and Exchange Commission (the “SEC”). The Common Shares may be offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective Registration Statement. A prospectus supplement relating to the offering will be filed with the SEC and will be available on the SEC’s website at http://www.sec.gov.

The Company estimates that the net proceeds from the Offering and Private Placement will be $6.1 million, after deducting expenses and the placement agent fee payable to Maxim. The Company intends to use the net proceeds from the Offering and Private Placement for general corporate purposes, which may include working capital, capital expenditures, and research and development expenses.

Each Purchase Warrant will be exercisable beginning on the initial exercise date that is six months after the date of closing (the “Initial Exercise Date”) at an exercise price of $4.50 per share, subject to adjustment as provided therein. The Purchase Warrants will be exercisable for five years from the Initial Exercise Date, but not thereafter. Subject to limited exceptions, a holder of Purchase Warrants will not have the right to exercise any portion of its Purchase Warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of Common Shares outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that upon 61 days’ prior notice to us, the holder may increase the Beneficial Ownership Limitation, provided that in no event shall the Beneficial Ownership Limitation exceed 9.99%.

The exercise price and number of Warrant Shares issuable upon the exercise of the Purchase Warrants will be subject to adjustment in the event of any share dividends and splits, reverse share split, recapitalization, reorganization or similar transaction, as described in the Purchase Warrants. The Purchase Warrants and Warrant Shares are not being registered under the Securities Act pursuant to the Registration Statement.

The Purchase Warrants and Warrant Shares are being offered pursuant to an exemption from the registration requirement of the Securities Act provided in Section 4(a)(2) of the Securities Act and Rule 506(c) promulgated thereunder. The Purchase Warrants and Warrant Shares may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirement of the Securities Act.

The Company has agreed to register for resale the Warrant Shares under the Securities Act within 180 days of entering into the Securities Purchase Agreements. After the Initial Exercise Date, if and only if no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares, the Purchasers may exercise the Purchase Warrants by means of a “cashless exercise.”

Attached as Exhibit 5.1 is the opinion of McMillan LLP relating to the validity of the issuance and sale of the securities.

The Securities Purchase Agreements contain customary representations, warranties and covenants by the Company and the investors, and the Placement Agency Agreement contains customary representations, warranties and covenants by the Company and Maxim.

The foregoing summaries of the Placement Agency Agreement, Securities Purchase Agreements and Warrants do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents, copies of which are filed as exhibits to this Current Report. Each of the Placement Agency Agreement and the Securities Purchase Agreements contain representations and warranties that the respective parties made to, and solely for the benefit of, the other parties thereto in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The provisions of the Placement Agency Agreement and the Securities Purchase Agreements, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements or as stated therein and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

This Current Report does not constitute an offer to sell these securities or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

This Current Report contains forward-looking statements that involve risks and uncertainties, such as statements related to the anticipated closing of the Offering and Private Placement and the amount of net proceeds expected from the Offering and Private Placement. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, as well as other risks detailed from time to time in the Company’s SEC filings.

Item 3.02. Unregistered Sale of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Purchase Warrants and Warrant Shares is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Placement Agency Agreement, dated June 27, 2016, between Stellar Biotechnologies, Inc. and Maxim Group LLC
4.1	Form of Warrant to be issued to investors
5.1	Opinion of McMillan LLP
10.1	Form of Securities Purchase Agreement between Stellar Biotechnologies, Inc. and certain investors
23.1	Consent of McMillan LLP (included in Exhibit 5.1)
99.1	Press Release, dated June 30, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STELLAR BIOTECHNOLOGIES, INC.
By:	/s/ Kathi Niffenegger
Kathi Niffenegger Chief Financial Officer

Date: June 30, 2016

EXHIBIT INDEX

Exhibit No.	Description
1.1	Placement Agency Agreement, dated June 27, 2016, between Stellar Biotechnologies, Inc. and Maxim Group LLC
4.1	Form of Warrant to be issued to investors
5.1	Opinion of McMillan LLP
10.1	Form of Securities Purchase Agreement between Stellar Biotechnologies, Inc. and certain investors
23.1	Consent of McMillan LLP (included in Exhibit 5.1)
99.1	Press Release, dated June 30, 2016